UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2015
Date of Earliest Event Reported: January 12, 2015

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers;

                                Compensatory Arrangements of Certain Officers.

                (d)           On January 12, 2015, the Board of Directors of Macy's, Inc. ("Macy's") elected Leslie D. Hale to serve as a member of  Macy's Board of Directors, effective immediately.  Mrs. Hale is the Executive Vice President, Chief

                                Financial Officer and Treasurer of RLJ Lodging Trust.  Mrs. Hale has not yet been named to any committees of the Board.

                Mrs. Hale will participate in the standard non-employee director compensation arrangements described in the proxy statement for Macy's 2014 Annual Meeting of Shareholders under the caption "Further Information

                Concerning the Board of Directors."

Item 9.01.             Financial Statements and Exhibits.

                (d)           Exhibits

                                99.1        Press Release of Macy's dated January 13, 2015.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: January 13, 2015	By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Senior Vice President

                                                                                                  Index to Exhibits

Index Number 99.1	Press Release of Macy's dated January 13, 2015.